Phoenix Life Insurance Company

Phoenix Life Variable Accumulation Account	Phoenix Life Variable Universal Life Account
Big Edge	Flex Edge
The Big Edge Plus®	Flex Edge Success®
Group Strategic Edge®	Joint Edge®
The Big Edge Choice® for NY	Individual Edge®
Phoenix Dimensions®*	Phoenix Benefit Choice VUL®*
Phoenix Joint Edge® VUL*

SUPPLEMENT DATED MARCH 13, 2014

TO THE

PROSPECTUS DATED APRIL 30, 2012*, as previously supplemented

Background

As Phoenix Life Insurance Company (the “Company” or “we”) previously disclosed to you by prospectus supplement, we have determined that the Company’s previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009, which were incorporated by reference into the April 30, 2012 prospectus**, prepared on the basis of U.S. Generally Accepted Accounting Principles (“GAAP”), should no longer be relied upon and should be restated because of certain errors in those financial statements.

On February 28, 2014, the Company filed its 2013 unaudited statutory financial results with its domiciliary state insurance regulator and provided full year 2013 unaudited statutory results.

As a result of the GAAP restatement, the Company has been unable to update its registration statements for products offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), with the Company’s current GAAP financial information and related disclosure. The Company has not sold to any new contract owners any SEC-registered annuity and life insurance contracts since the GAAP restatement process was announced by the Company. Contract owners at that time, however, have been permitted to exercise rights provided by their existing contracts, including the right to make additional premium payments into these SEC-registered annuity and life insurance contracts.

Update regarding 2013 Annual STAT Financial Results

Unaudited STAT financial results for the third quarter of 2012, full year 2012, first, second and third quarters of 2013, and full year 2013 were filed on time with state insurance regulators and are posted on our website at www.phoenixwm.com*** under “Investor Relations.” The Company reported a statutory net gain from operations of $79.8 million, a statutory net loss of $21.0 million and net investment income of $643.3 million for the year ended December 31, 2013. At December 31, 2013, the Company’s statutory surplus and asset valuation reserve was $735.2 million and its risk-based capital ratio was 337%.

As a result of the previously announced GAAP restatement process and the respective audits for the STAT and GAAP financial statements for the year ended December 31, 2012, the Company’s statutory surplus at December 31, 2013 reflects $29.9 million of negative net prior period adjustments made during 2013.

Year-over-year change to Statutory Surplus and Asset Valuation Reserve

The Company’s statutory surplus and asset valuation reserve was $735.2 million at December 31, 2013 and $922.5 million at December 31, 2012. The statutory surplus and asset valuation reserve at December 31, 2013 reflects among others the following actions in 2013:

•

In the fourth quarter of 2013, the Company and its indirect subsidiary, PHL Variable Insurance Company (“PHL Variable”), strengthened reserves by $ 133 million on a net basis, including consideration of results from asset adequacy analysis.

•

The Company and PHL Variable initiated hedges to protect surplus against the impact of rising interest rates in 2013. The hedges also positioned the Company’s parent, The Phoenix Companies, Inc. (“PNX”) to utilize tax benefits and enhance liquidity at PNX. The hedges created a $61.4 million tax obligation from the Company to PNX, which is largely offset by the establishment of related deferred tax assets.

•	Surplus was impacted by a $76.3 million decrease in the remaining deferred tax assets.

•	The Company made $ 29.9 million of negative net prior period adjustments during 2013 as a result of the previously announced GAAP restatement process and statutory and GAAP audits.

•	$ 33.1 million of negative net prior period adjustments were recorded in surplus.

•	Net prior period adjustments of $3.2 million in the carrying value of insurance company subsidiaries are reflected in the change in net unrealized capital gains.

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The principal components of the net prior period adjustments are reductions for an increase in taxes owed resulting from underreporting of taxable income in prior periods, primarily in partnership investments, a decrease in net investment income, and the establishment of a reserve arising from a 1996 class action lawsuit settlement, partially offset by a decrease in the incurred but not reported claim reserve and an increase in a deferred tax asset.

•

The decreases to the Company’s statutory surplus and asset valuation reserve described above were offset by a total of $75 million of capital contributions from PNX, $45 million as the result of a capital contribution to benefit PHL Variable, and $30 million in the form of a surplus note issued by PHL Variable and purchased by PNX.

Reliance on Statutory Financial Results

The Company advises that its 2013 unaudited statutory financial results should be relied upon as the most current assessment of the Company’s financial condition. The Company notes that its statutory results are not indicative of, and are not a replacement for, its GAAP results. Variances between the Company’s statutory financial results and its GAAP financial information are likely to be material.

Due to the differences between the statutory and GAAP accounting principles, the statutory adjustments discussed above may not be the same as the adjustments made to the GAAP financial statements as a result of the restatement, and such differences could be material.

*            *             *            *

This supplement should be retained with the Prospectus and Supplements dated January 7, 2013, March 6, 2013, as revised March 20, 2013, May 1, 2013, May 24, 2013, June 6, 2013, July 3, 2013, August 20, 2013, November 21, 2013 and February 11, 2014 for future reference. If you have any questions, please contact us at 1-800-541-0171.

This supplement has not been audited by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements of the Company with respect to the anticipated future performance of the Company and its products. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to file statutory financial statements with state insurance regulators. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete our financial statement restatement and resume providing financial information in a timely manner is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the complexity of, and periods covered by, the restatement. The inclusion of forward-looking statements should not be regarded as a representation by the Company, or any other person, that any future performance will be achieved by the Company. You are cautioned not to place undue reliance on such forward-looking statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in this document and our product registration statements as amended and supplemented from time to time. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this document, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this document, such statements or disclosures will be deemed to modify or supersede such statements in this document.

*	Phoenix Dimensions®, Phoenix Benefit Choice VUL®, and Phoenix Joint Edge® VUL last effective prospectus dated April 29, 2011 and previously additionally supplemented.

**

For Phoenix Dimensions®, Phoenix Benefit Choice VUL®, and Phoenix Joint Edge® VUL our previously issued audited financial statements for the years ended December 31, 2010 and 2009 were incorporated by reference into the April 29, 2011 prospectus.

***	This is intended as an inactive textual reference only.

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